[Logo: CITIZENS TRUST LETTERHEAD]
One Harbour Place                  Telephone: 603.436.5152
Suite 525                          Facsimile: 603.433.4209
Portsmouth                         1.800.223.7010
New Hampshire 03801                E-mail: welcome@efund.com

VIA EDGARLINK

June 18, 1997

Securities and Exchange Commission
Division of Investment Management
450 5th Street, N.W.
Washington, D.C.  20549-1004


                                   Re:  Citizens Investment Trust Mutual Funds
                                        File Nos. 2-80886 and 811-03626
                                        ("the Registrant")

Ladies and Gentlemen:

Pursuant to Rule 497(e) under the Securities Act of 1933, as amended, the Registrant hereby files supplements dated June 18, 1997 to a Prospectus dated September 27, 1996 as amended March 28, 1997 and further amended May 1, 1997.

If you have questions regarding the enclosed materials, please call me at 603-436-5152.

Very truly yours,


[signature of Joseph F. Keefe]
Joseph F. Keefe
Secretary

                                                  Rule 497(e)
                                                  File Nos. 2-80886
                                                  811-3626

CITIZENS INCOME PORTFOLIO
CITIZENS INDEX PORTFOLIO
CITIZENS EMERGING GROWTH PORTFOLIO
CITIZENS GLOBAL EQUITY PORTFOLIO
WORKING ASSETS MONEY MARKET PORTFOLIO
THE E-FUND

Supplement dated: June 18, 1997 to Prospectus dated: September 27, 1996 as amended March 28, 1997 and further amended May 1, 1997.

Under paragraph, "Escrow Policy," on page 2, after the third sentence, please insert following: "We also reserve the right to close your account for any lawful reason including, but not limited to, reasonable suspicion of fraud or other illegal activity in connection with the account."

In the "New Account Application" inserted between pages 10 and 11, under paragraph 6a. "For E-Fund Accounts Only (Required)," please replace the first and second sentences to read as follows: "When you open your Access account, you will receive 20 starter checks at no charge. Additional checks for the E-Fund are available at a charge of $15.95, in quantities of 200."

Under paragraph, "Write a Check," on page 15, please replace the second sentence to read as follows: "E-Fund shareholders will receive an order form to purchase additional checks ($15.95 for 200 checks)."

Fee Information as amended June 18, 1997

                                                       Working
                                                       Assets
                                                       Money                    Emerging                           Global
                                                       Market      Income        Growth     Index   E[bullet]fund  Equity

Shareholder Transaction Expenses

Maximum Sales Load Imposed on Purchases                None         None          None       None        None        None
(as a % of offering price)

Maximum Sales Load Imposed on Reinvested               None         None          None       None        None        None
Dividends(as a % of offering price)

Deferred Sales Load (as a % of the original            None         None          None       None        None        None
Purchase Price or Redemption Proceeds)

Redemption Fees (as a % of amount redeemed)            None         None          None       None        None        None

Exchange Fee (per exchange)                            None         None          None       None        None        None


Costs For Other Services
Returned checks (All portfolios)                                  $10.00
Returned Electronic Purchase-ACH (All portfolios)                 $10.00
Returned Electronic Payment-ACH (All portfolios)                  $10.00
Outgoing wire transfer (All portfolios)                           $10.00
Incoming wire (All portfolios)                                      Free
2-day electronic payment-ACH
 (All portfolios)                          2/month free / $0.50 each thereafter
Per check fee                                                       None
Stop payments (Working Assets & E[bullet]fund)                    $10.00
Checkbooks (Working Assets & E[bullet]fund)                  First 20 are Free
Box of 200 checks (E[bullet]fund only)                             $15.95
ATM cost (E[bullet]fund only)             $0.65 each /Cash advance: $2.50
Annual fee for E[bullet]fund                                       $35.00


Annual Portfolio Operating Expenses
(as a percentage of Average Net Assets)

Management Fees                                         .35%         .65%         1.00%       .50%        .10%       1.00%
Distribution Expense                                    .25%         .25%          .25%       .25%       None         .25%
Other Expenses
(**after waiver and
reimbursement)                                          .65%*        .53%+         .85%+     0.84%*       .40%**     1.41%+
Total Portfolio
Operating Expenses                                     1.25%*       1.43%         2.10%      1.59%*       .50%**     2.66%

*Restated to reflect current fees and expenses

**E[bullet]fund expenses prior to reimbursement are projected at 1.46%

+The Adviser waived certain fees and reimbursed certain expenses. The ratio prior to reimbursement for year ending June 30, 1996 for the Income, Emerging Growth and Global Equity Portfolios are 1.48%, 2.34%, 2.72%, respectively.

Example: You would have paid the following expenses on a $1,000 investment assuming a 5% annual return and redemption at the end of each period:

                                       1 Year    3 Years   5 Years   10 Years
                                       --------------------------------------
Working Assets Money Market Portfolio     $13    $40       $69       $151
E[bullet]fund                              40    121       203        413
Citizens Income Portfolio                  15     45        78        171
Citizens Index Portfolio                   18     55        95        206
Citizens Emerging Growth Portfolio         21     66       113        243
Citizens Global Equity Portfolio           27     83       141        299

The example should not be considered a representation of past or future expenses or past or future return. Actual expenses and actual return may be greater or less than those included in the example above. The example for the E[bullet]fund includes the $35 annual fee for the Citizens Access Account.